Exhibit 10.4

PLEDGE AGREEMENT MADE BY

MANHATTAN BRIDGE CAPITAL, INC. TO

WORLDWIDE STOCK TRANSFER, LLC AS INDENTURE TRUSTEE

DATED AS OF APRIL 25, 2016

Table of Contents

Table of Contents (cont.)

ii

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of April 25, 2016, is made by MANHATTAN BRIDGE CAPITAL, INC., a New York corporation (“MBC”), to WORLDWIDE STOCK TRANSFER, LLC, as Indenture Trustee under the Indenture hereinafter described (the “Secured Party”), as grantee hereunder.

W I T N E S S E T H :

WHEREAS, pursuant to that certain Indenture, dated as of April 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among MBC Funding II Corp, a New York corporation (the “Issuer”), MBC and the Secured Party, the Issuer is issuing its 6% Senior Secured Notes due April 2026 (the “Notes”); and

WHEREAS, as a condition precedent to the issuance of the Notes, MBC is executing and delivering that certain Continuing Guarantee, dated as of April 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”) to the Trustee, for the benefit of itself, the Secured Party and the Noteholders; and

WHEREAS, as a condition precedent to the issuance of the Notes, MBC is required to execute and deliver this Agreement to the Secured Party to secure MBC’s obligations under the Guarantee; and

WHEREAS, MBC will derive a financial benefit from the issuance of the Notes by the Issuer, such that it is and will be in MBC’s interest and to its financial benefit to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, MBC hereby covenants and agrees with the Secured Party as follows:

ARTICLE I.
DEFINITIONS

Section 1.1           Defined Terms. Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture, except that the following terms shall have the specified meanings:

“Agreement” has the meaning set forth in the preamble hereto.

“Collateral” has the meaning set forth in Section 2.1.

“MBC” has the meaning set forth in the preamble of this Agreement.

“Equity Interests” means shares of capital stock or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding debt securities convertible or exchangeable into any such equity interest.

“Indemnitee” has the meaning set forth in Section 18.1.

“Indenture” has the meaning set forth in the recitals to this Agreement.

“Issuer” has the meaning set forth in the recitals to this Agreement.

“Notes” has the meaning set forth in the recitals to this Agreement.

“Pledged Equity” has the meaning set forth in Section 2.1(a).

“Secured Obligations” has the meaning set forth in Section 2.1.

“Secured Party” has the meaning set forth in the preamble of this Agreement.

“Voting Notice” has the meaning set forth in Section 6.3.

Section 1.2           Other Definitional Provisions.

(a)           Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement or any certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in Section 1.1 or elsewhere in this Agreement shall mean the singular thereof when the singular form of such term is used herein or therein. Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders.

(b)           The words “hereof, “herein”, “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references herein are references to Articles and Sections to this Agreement unless otherwise specified.

(c)           The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

Section 1.3           Other Terms. Unless otherwise defined herein or in the Indenture, or unless the context otherwise requires, all terms used herein that are defined in the UCC shall have the meanings therein stated.

Section 1.4           Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”.

ARTICLE II.
PLEDGE

Section 2.1           Pledge. As security for the payment and performance when due of the obligations of MBC under the Guarantee (the “Secured Obligations”), MBC hereby pledges, grants, assigns, hypothecates, transfers and delivers to the Secured Party, for the benefit of itself and the Noteholders, a continuing first priority security interest in all of MBC’s right, title and interest in, to and under the following property, whether now owned or hereafter acquired (the “Collateral”):

(a)           all of MBC’s Equity Interests in the Issuer, whether now owned or acquired in the future (the “Pledged Equity”);

2

(b)           all certificates, agreements or other instruments, if any, representing the Pledged Equity;

(c)           all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any part of the Pledged Equity; and

(d)           all proceeds of any of the foregoing (including, without limitation, proceeds constituting any property of the types described above).

ARTICLE III.
DELIVERY OF COLLATERAL

Section 3.1           Delivery of Collateral. Contemporaneously with the execution of this Agreement, MBC shall deliver or cause to be delivered to the Secured Party, to the extent not previously delivered, (a) any and all certificates and other instruments evidencing the Pledged Equity then held in the form of certificates or other instruments by MBC, together with undated stock powers or assignments of such certificates duly executed and signed in blank, (b) any and all certificates or other instruments or documents representing any of the Collateral then held by MBC and (c) all other property comprising part of the Collateral then held in the form of certificates or other instruments by MBC with proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request to effect the purposes contemplated hereby.

Section 3.2           Recording of Encumbrance. MBC shall record the security interest of the Secured Party on its records at its principal office within two (2) Business Days after the date hereof and provide to the Secured Party written confirmation that such security interest has been recorded and that there are no other liens, security interests or other encumbrances on its records with respect to the Collateral.

Section 3.3           Equity Interests. If MBC shall become entitled to receive or shall receive, in respect of the Pledged Equity, any Equity Interests, options, warrants, rights or other similar property, including, without limitation, any certificate representing any distribution in connection with any recapitalization, reclassification or increase or reduction of capital (whether as an addition to, in substitution of or in exchange for such Pledged Equity or otherwise), MBC agrees:

(a)           to accept the same as the agent of the Secured Party;

(b)           to hold the same in trust on behalf of and for the benefit of the Secured Party; and

3

(c)           to deliver any and all certificates or instruments evidencing the same to the Secured Party on or before the close of business on the second (2nd) Business Day following the receipt thereof by MBC, in the exact form received, with undated stock powers or assignment of such certificate or instruments duly executed in blank, to be held by the Secured Party, subject to the terms of this Agreement, as additional Collateral.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES

Section 4.1           Representations and Warranties. MBC represents and warrants as follows:

(a)           MBC is a corporation duly created and validly existing in good standing under the laws of the State of New York and has full power, authority and legal right to execute and deliver this Agreement and the other Transaction Documents to which MBC is a party, and to perform its obligations hereunder and thereunder.

(b)           The execution and delivery by MBC of this Agreement and the other Transaction Documents to which MBC is a party, and the performance by MBC of its obligations hereunder and thereunder, has been duly and validly authorized and will not violate the organizational documents of MBC, nor will such execution, delivery or performance require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action by, any arbitrator, court or other Governmental Authority (other than the SEC) or conflict with, or result in a breach or violation of, any provision of any law or regulation governing MBC or any order, writ, judgment or decree of any arbitrator, court or other Governmental Authority applicable to MBC or any of its assets, any indenture, mortgage, deed of trust, partnership agreement or other agreement or instrument to which MBC is a party or by which MBC or all or any portion of its assets is bound, which breach or violation would materially adversely affect either the ability of MBC to perform its obligations under this Agreement and such other Transaction Documents or the financial condition of MBC.

(c)           This Agreement and the other Transaction Documents have been duly executed and delivered by MBC and constitute valid, legal and binding obligations of MBC, enforceable against MBC in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)           MBC is not: (i) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the 1940 Act; (ii) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which prevents MBC from entering into this Agreement.

(e)           There are no Proceedings at law or in equity or by or before any government authority, arbitral tribunal or other body now pending against MBC or, to the best knowledge of MBC, threatened against MBC which questions the validity or legality of or seeks damages in connection with this Agreement or the other Transaction Documents to which MBC is a party or which seeks to prevent the consummation of any of the transactions contemplated by this Agreement or such other Transaction Documents.

4

(f)           It is in MBC’s direct interest to assist the Issuer in issuing the Notes because MBC has a direct investment in or business relationship with the Issuer.

(g)           The Pledged Equity is validly issued, fully paid for and non-assessable and is registered in the name of MBC.

(h)           MBC is pledging hereunder all of MBC’s interest and ownership in the Issuer and Issuer has not issued any of other equity securities or any debt securities convertible into equity securities in the Issuer. MBC is the sole legal and beneficial owner of the Collateral free and clear of any liens, security interests or other encumbrances, other than the security interest created pursuant to this Agreement. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Secured Party pursuant to this Agreement.

(i)           No consent of any other party (including, without limitation, shareholders, directors or creditors of MBC) and no government approval is required which has not been obtained (i) for the pledge by MBC of the Collateral pursuant to this Agreement or (ii) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required (1) in connection with any disposition of all or any part of the Collateral under any laws affecting the offering and sale of securities generally, and (2) under applicable federal and state laws, rules and regulations and applicable interpretations thereof providing for the supervision or regulation of the banking or trust businesses generally and applicable to the Secured Party.

(j)           The execution and delivery of this Agreement concurrently with the delivery to the Secured Party of the certificates and other items contemplated by Section 3.1 and the taking of the actions described in Section 3.3 constitute “control” of the Pledged Equity described in Section 8-106(b) of the UCC and create a valid security interest in the Collateral securing the Secured Obligations, and MBC has done such other acts, if any, reasonably requested by the Secured Party to perfect the security interest in the Collateral granted hereunder.

(k)           MBC has not sold, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Collateral in any manner whatsoever, except for the security interest granted to the Secured Party hereby; the Collateral is pledged hereby free and clear of any liens, security interests, encumbrances, claims, attachments, pledges, restrictions, legends, and options of every kind, nature and description and whether voluntary or involuntary; and, so long as any portion of the Obligations remain unpaid, MBC will not sell, transfer, pledge or grant any lien, security interest, encumbrances or option in or with respect to the Collateral or otherwise create or permit to exist any lien upon or with respect to the Collateral without the consent of the Secured Party and will do all other acts which may be reasonably necessary to protect the Collateral against the rights, claims, liens or other security interests of third persons.

5

ARTICLE V.
SUPPLEMENTS; FURTHER ASSURANCES

Section 5.1           Supplements. MBC agrees that, at any time and from time to time, at MBC’s expense and upon the Secured Party’s reasonable request, MBC will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in the reasonable discretion of the Secured Party, in order to perfect the security interest in the Collateral and to carry out the provisions of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

Section 5.2           Further Assurances. If MBC fails to perform any agreement contained herein after receipt of a written request to do so from the Secured Party, the Secured Party may itself perform, or cause performance of, such agreement, in which case the reasonable expenses of the Secured Party, including the fees and expenses of its counsel, incurred in connection therewith shall be payable by MBC under Section 11.1.

ARTICLE VI.
COVENANTS

Section 6.1           No Encumbrances. MBC shall not (a) sell or otherwise dispose of the Collateral or any interest therein or (b) enter into, create, incur, assume, suffer or permit to exist any lien, security interest or other encumbrance on or with respect to the Collateral, now owned or hereafter acquired or any interest therein or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect any financing statement or other similar notice of any lien, security interest or other encumbrance with respect to the Collateral

Section 6.2           Notices. MBC shall promptly give the Secured Party copies of all notices and other communications received by MBC with respect to any Collateral registered in the name of MBC.

Section 6.3           Dividend/Distribution Rights/Voting Power. Unless and until an Event of Default shall have occurred, MBC shall be entitled to receive all dividends and/or distributions paid on the Pledged Equity and to exercise all voting powers in all organizational matters pertaining to the Collateral for any purpose not inconsistent with, or in violation of, the provisions of the Indenture or the other Transaction Documents. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the Secured Party may, in its sole discretion, deliver to MBC a written notice (such notice, a “Voting Notice”), whereupon the Secured Party shall have the sole and exclusive right to exercise all voting rights with respect to the Collateral, and MBC shall take all such steps as may be necessary to effectuate such rights until the Secured Party notifies MBC in writing of the revocation of such Voting Notice. Upon the delivery of a Voting Notice to MBC and until such time, if any, as such Voting Notice is revoked, MBC shall have no further rights to and shall not exercise voting powers or other ownership and/or management rights with respect to the Collateral and all such rights shall be thereafter exercisable only by the Secured Party (regardless of whether the Secured Party shall have taken title to the Collateral and/or otherwise exercised any of its rights and remedies with respect to the Collateral and even prior to any such exercise).

6

Section 6.4           Equity Interests. MBC agrees that it will not accept any Equity Interests or other equity ownership interests, any rights or options to acquire any Equity Interests or other equity ownership interests or other securities, each in addition to or in substitution for the Collateral, without prior written consent of the Secured Party.

Section 6.5           Legal Subsistence. MBC shall preserve and maintain (a) its legal subsistence as a corporation in good standing under the laws of the State of New York and (b) its qualification to do business in every jurisdiction where the ownership of its properties and the nature of its business require them to be so qualified and where the failure to be so qualified would have a material adverse effect on the security interest created by this Agreement.

Section 6.6           Compliance with Laws. MBC shall comply in all material respects with all laws, and obtain, maintain and comply with all government approvals as shall now or hereafter be necessary under applicable law, rule, or regulation, in each case, in connection with the making and performance by MBC of any provision of this Agreement.

Section 6.7           Taxes. MBC shall pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its incomes or profits or on any of its properties prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, could reasonably be expected to become a lien or other encumbrance upon the Collateral, unless such matters are being challenged by MBC in good faith. MBC will promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record.

Section 6.8           Modifications. MBC shall not, without the prior written consent of the Secured Party, agree to or permit any amendment, supplement or modification of, or waiver with respect to, any of the provisions of any of the organizational documents of the Issuer, if any such amendment, supplement, modification or waiver would result in a material adverse change in the value of the Collateral or the rights of the Secured Party.

ARTICLE VII.

SECURED PARTY APPOINTED ATTORNEY-IN-FACT

Section 7.1           Secured Party Appointed Attorney-In-Fact. MBC hereby appoints the Secured Party, or any Person (including any officer or agent) whom the Secured Party may designate, as MBC’s true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of MBC and in the name of MBC or in its own name, at MBC’s cost and expense, from time to time in the Secured Party’s reasonable discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to enforce its rights under this Agreement, including, without limitation, authority to receive, endorse and collect all instruments made payable to MBC representing any distribution, interest payment or other payment in respect of the Collateral or any part thereof and to give full discharge for the same; provided, however, that the Secured Party will not exercise its powers under this Section 7.1 unless an Event of Default has occurred and is continuing and unless so instructed pursuant to the Indenture.

7

ARTICLE VIII.
REASONABLE CARE

Section 8.1           Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Secured Party accords its own property of the type of which the Collateral consists, it being understood that the Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral absent its gross negligence or willful misconduct.

ARTICLE IX.
NO LIABILITY

Section 9.1           No Liability. Neither the Secured Party nor any of its directors, officers, employees or agents shall be deemed to have assumed any of the liabilities or obligations of MBC as a result of the pledge and security interest granted under or pursuant to this Agreement. In the absence of gross negligence or willful misconduct, the Secured Party or any of its directors, officers, employees or agents shall not be liable for any failure to collect or realize upon the Secured Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

ARTICLE X.

REMEDIES UPON EVENT OF DEFAULT

Section 10.1           Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing:

(a)           The Secured Party may exercise the power of attorney described in Section 7.1 with respect to the Collateral and any of the certificates or other instruments delivered pursuant to Section 3.1.

8

(b)           The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC then in effect in any applicable jurisdiction, and the Secured Party may also in its sole discretion, without notice except as specified below or except as required by mandatory provisions of law, sell the Collateral or any part thereof in one or more parcels at public or private sale or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may reasonably deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral at any such sale. Each purchaser at any such sale shall hold the property, sold absolutely, free from any claim or right on the part of MBC, and MBC hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. MBC agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to MBC of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any public or private sale. MBC hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

(c)           MBC recognizes that the Secured Party may elect in its sole discretion to sell all or a part of the Collateral to one or more purchasers in privately negotiated transactions in which the purchasers will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. MBC acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale (including, without limitation, a public offering made pursuant to a registration statement under the 1933 Act), and MBC and the Secured Party agree that the Secured Party has no obligation to engage in public sales or to delay the sale of any Collateral to permit the issuer thereof to register the Collateral in connection with a public sale requiring registration under the 1933 Act.

(d)           Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall, as soon as reasonably practicable, be applied (after payment of any amounts payable to the Secured Party pursuant to Section 11.1) by the Secured Party, first, to the payment of the costs and expenses of such sale, collection or other realization, if any, including reasonable out-of-pocket costs and expenses of the Secured Party (including the reasonable fees and out-of-pocket expenses of its counsel), and all reasonable expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, second, to the payment of the Secured Obligations in accordance with the terms of the Indenture and, third, all remaining amounts shall promptly be paid to MBC or its successors or assigns.

9

ARTICLE XI.
EXPENSES

Section 11.1           Expenses. MBC will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and the Secured Party, and any transfer taxes, in each case payable upon sale of the Collateral, which the Secured Party may incur in connection with (a) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral pursuant to the exercise or enforcement of any of the rights of the Secured Party hereunder or (b) the failure by MBC to perform or observe any of the provisions hereof. Any amount payable by MBC pursuant to this Section 11.1 shall be payable upon demand and shall constitute Secured Obligations secured hereby.

ARTICLE XII.
NO WAIVER

Section 12.1           No Waiver. No failure or delay on the part of the Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy preclude any additional exercise by the Secured Party of such right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law. No notice to or demand on MBC in any case shall entitle MBC to any other or further notice or demand in similar or other circumstances.

ARTICLE XIII.
AMENDMENTS

Section 13.1           Amendments. No waiver, amendment, modification or termination of any provision of this Agreement, or consent to any departure by MBC therefrom, shall in any event be effective without the written concurrence of the Secured Party, and none of the Collateral shall be released without the written consent of the Secured Party. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

ARTICLE XIV.
RELEASE; TERMINATION

Section 14.1           Release; Termination. Upon payment and performance in full of the Secured Obligations, this Agreement shall terminate, and the Secured Party (a) shall promptly deliver to MBC any remaining Collateral and money received in respect thereof, and all documents, agreements or instruments representing the Collateral held by the Secured Party prior to such termination, and (b) upon request by MBC, shall promptly deliver to MBC and file or record, at MBC’s expense, all such documentation (including UCC termination statements) necessary to release the liens on the Collateral, such documentation to be prepared by MBC and delivered to the Secured Party. If the Secured Party fails to promptly deliver or file or record the UCC termination statements referred to in, and in accordance with, clause (b) in the immediately preceding sentence, then MBC may file or record such UCC termination statements.

10

ARTICLE XV.
NOTICES

Section 15.1           Notices. Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to: (a) in the case of MBC, Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021, Attention: Assaf Ran and (b) in the case of Secured Party, Worldwide Stock Transfer, LLC, One University Plaza, Suite 505, Hackensack, New Jersey 07601, Attention: Jonathan Gellis, facsimile number: (201) 755-2597; or at such other address as may be substituted by notice given as herein provided.

ARTICLE XVI.
CONTINUING SECURITY INTEREST

Section 16.1           Continuing Security Interest. This Agreement shall create a continuing lien and security interest in the Collateral until the release thereof pursuant to Section 14.1. This Agreement shall accrued to the benefit of an successor Indenture Trustee appointed as such in accordance with the Indenture, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.

ARTICLE XVII.
SECURITY INTEREST ABSOLUTE

Section 17.1           Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of MBC hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of any of the Transaction Documents or any other agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Transaction Documents or any other agreement or instrument relating thereto;

(c)           any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

(d)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, MBC.

11

ARTICLE XVIII.
INDEMNITY

Section 18.1           Indemnity. MBC agrees to indemnify, reimburse and hold the Secured Party and its officers, directors, employees and agents (each, an “Indemnitee” and, collectively, the “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including attorneys’ fees and disbursements) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in connection with (a) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral pursuant to the exercise or enforcement of any of the rights of the Secured Party hereunder or (b) the failure by MBC to perform or observe any of the provisions hereof, excluding those arising out of the gross negligence or willful misconduct of any Indemnitee. Each Indemnitee agrees to use its best efforts to promptly notify MBC of any assertion of any such liability, damage, injury, penalty, claim, demand, action, judgment or suit of which such Indemnitee has knowledge.

ARTICLE XIX.
OBLIGATIONS SECURED BY COLLATERAL

Section 19.1           Obligations Secured by Collateral. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement, and any amounts paid by the Secured Party in preservation of any of its rights or interest in the Collateral, shall constitute Secured Obligations secured by the Collateral.

ARTICLE XX.
SEVERABILITY

Section 20.1           Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived, they are hereby waived by the parties hereto to the full extent permitted by law so that this Agreement shall be deemed a valid, binding agreement in accordance with its terms.

ARTICLE XXI.
COUNTERPARTS; EFFECTIVENESS

Section 21.1           Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

12

ARTICLE XXII.
REINSTATEMENT

Section 22.1           Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party hereunder or pursuant hereto is rescinded or must otherwise be restored or returned by the Secured Party, as the case may be, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of MBC or upon the appointment of any intervenor or conservator of, or trustee or similar official for, MBC or any substantial part of its assets, or upon the entry of an order by a bankruptcy court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

ARTICLE XXIII.

SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

Section 23.1           SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH OF MBC AND SECURED PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF MBC AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVE TRIAL BY JURY AND ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(b)           EACH OF MBC AND SECURED PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE SENDING OF COPIES THEREOF BY FEDERAL EXPRESS OR OTHER OVERNIGHT COURIER COMPANY, TO MBC AT ITS ADDRESS SPECIFIED BY SECTION 15.1, SUCH SERVICE TO BECOME EFFECTIVE FOUR DAYS AFTER DELIVERY TO SUCH COURIER COMPANY.

(c)           NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST MBC IN ANY OTHER JURISDICTION.

13

ARTICLE XXIV.
GOVERNING LAW

Section 24.1           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR THE REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

14

IN WITNESS WHEREOF, MBC and the Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

MANHATTAN BRIDGE CAPITAL, INC.

By:	/s/ Assaf Ran
Assaf Ran
Chief Executive Officer

WORLDWIDE STOCK TRANSFER, LLC,
not in its individual capacity but solely as Indenture Trustee

By:	/s/ Yonah J. Kopstick
Name: Yonah J. Kopstick
Title: SVP

Signature Page to the Pledge Agreement